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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------


        Date of Report (Date of earliest event reported) April 22, 1996

                         Commission File Number 0-25104


                         CONTINENTAL INFORMATION SYSTEMS
                                   CORPORATION
                           (Exact name of registrant)



      New York                                           16-0956508
(State of organization)                  (I.R.S. Employer Identification Number)



      One Northern Concourse, P.O. Box 4785, Syracuse, New York 13221-4785
              (Address of principal executive offices and zip code)


                                 (315) 455-1900
                         (Registrant's telephone number)


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                                   Page 1 of 4

ITEM 5.    OTHER EVENTS

                  Continental   Information  Systems  Corporation   incorporates
herein by reference  the  information  contained in the press  release  filed as
Exhibit 99 to this Current Report.


ITEM 7.    EXHIBITS


                                                                   Sequentially
Exhibit No.                                                        Numbered Page
- -----------                                                        -------------

99             Press Release by Continental Information Systems
               Corporation dated April 22, 1996, announcing
               financing facility and vendor program . . . . . . . . . .  4

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CONTINENTAL INFORMATION SYSTEMS
                                                 CORPORATION





                                                  BY:   /s/ Frank J. Corcoran
                                                       -------------------------
                                                       Frank J. Corcoran
                                                       Senior Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer


Dated:    April 24, 1996


































                                  Page 3 of 4